Exhibit 10.3

TRANSACTION ACCOMMODATION AGREEMENT

This TRANSACTION ACCOMMODATION AGREEMENT (the “Agreement”), dated as of March 21, 2005, is entered into by International Integrated Incorporated, a British Virgin Islands corporation (“Company”), MediCor Ltd., a Delaware corporation (“MediCor”) and Hutchison International, Inc., a Louisiana corporation (“Hutchison”).

Recitals

WHEREAS Company and Hutchison have entered into that certain Asset Purchase Agreement, dated April 19, 2002 (as amended pursuant to Amendment No. 1 to Asset Purchase Agreement dated as of November 20, 2002 and Amendment No. 2 to Asset Purchase Agreement dated as of October 16, 2003, the “Original Agreement”).

WHEREAS Company and Hutchison are concurrently herewith entering into certain agreements with Biosil Limited (the “Biosil Agreements”).

WHEREAS Company and Hutchison desire in this Agreement to make certain amendments and supplements to the Original Agreement to accommodate the transactions contemplated in the Biosil Agreements.

Agreement

NOW, THEREFORE, in consideration of the foregoing and of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             ISSUANCE OF COMMON STOCK; PROMISSORY NOTE

1.1           Common Stock.  On or before March 25, 2005, MediCor shall issue to Hutchison or its assignees 366,667 shares of MediCor’s common stock, par value $.001 per share (the “Common Shares”).  MediCor will register such shares in MediCor’s first registration statement on Form S-3 filed with the Securities and Exchange Commission to register shares of its common stock for resale by holders thereof.  The Common Shares shall substitute and replace the shares of stock of MediCor issuable under the Original Agreement, which shares shall no longer be issuable.

1.2           Promissory Note.  Concurrently herewith, Company shall issue to Hutchison a promissory note in the principal amount of $250,000, payable on or before March 25, 2005 (the “Note”).

1.3           Put Right.  For the period commencing on the 30th day following the date MediCor’s common stock is listed on the American Stock Exchange (or May 15, 2005 if such listing has not occurred by such date) and ending on the 20th day thereafter, Hutchison may put to MediCor 33,333 of the Common Shares at an aggregate price of $250,000.  If so put, the closing of the purchase shall occur no later than the fifth business day following the date Hutchison gives MediCor notice of exercise of the put.

1.4           Stock Re-Valuation.  If the common stock of MediCor has a value of less than $7.50 per share as calculated using the stock valuation period and methodology set forth in the Original Agreement (the “Calculated Value”), then MediCor shall issue to Hutchison additional shares of MediCor common stock such that the aggregate value of the shares so issued, when added to 333,334 shares, with

all such shares being valued at the Calculated Value, equals $2,500,000.   Such issuance shall occur within five business days of the end of the period used to calculate the Calculated Value.

1.5           Indemnity.   Company agrees to indemnify and hold harmless Hutchison, and each and all of its directors, officers, employees and agents, from and against any and all costs, expenses, liabilities, claims and obligations arising from or connected with the Biosil Agreements.  The directors, officers, employees and agents of Hutchison shall be express third-party beneficiaries of this indemnity.

1.6           Closing.  The Closing under the Original Agreement shall occur on the date hereof.  Except as otherwise provided in this Agreement, the parties shall make the Closing deliveries as soon as practicable.

2.             REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of Company.  Company and MediCor hereby severally make the following representations and warranties with respect to itself to and in favor of Hutchison as of the date hereof:

2.1.1        Authorization and Enforcement.  (i)  It has all requisite corporate power and authority to enter into and perform this Agreement and each of the other documents related hereto (collectively, with this Agreement, the “Transaction Documents”) (ii) the execution and delivery of each of the Transaction Documents, and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Common Shares (subject to necessary due authorization by necessary board action), and no further consent or authorization of it or its board of directors (or any committee or subcommittee thereof) or stockholders is required, (iii) each of the Transaction Documents to which it is a party and the Common Shares has been or will be duly executed and delivered by it, (iv) each of the Transaction Documents constitutes or, in the case of the Common Shares, upon issuance thereof as provided in this Agreement, will constitute a valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application, and (v) the Common Shares will be duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances.

2.1.2        No Conflicts.  The execution, delivery and performance of each of the Transaction Documents by it and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Common Shares, will not:

(a)           conflict with, or result in a default (or an event that would constitute a default but for any requirement of notice or lapse of time or both) under, any document, agreement or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance on any of its properties pursuant to (i) any law or regulation to which it or any of its property is subject, or (ii) any judgment, order or decree to which it is bound or any of its property is subject;

(b)           result in termination or any impairment of any permit, license, franchise, contractual right or other authorization of it; or

(c)           violate any law, order, judgment, rule, regulation, decree or ordinance to which it is subject or by which it is bound.

2.2           Representations and Warranties of Hutchison.  Hutchison hereby makes the following representations and warranties to and in favor of Company and MediCor as of the date hereof:

2.2.1        Authorization and Enforcement.  (i)  Hutchison has all requisite power and authority to enter into and perform each of the Transaction Documents, (ii) the execution and delivery of each of the Transaction Documents, and the consummation by Hutchison of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Hutchison or its directors (or any committee or subcommittee thereof) or shareholders is required, (iii) each of the Transaction Documents to which it is a party has been duly executed and delivered by Hutchison and (iv) each of the Transaction Documents constitutes or will constitute a valid and binding obligation of Hutchison, enforceable against Hutchison in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application.  Notwithstanding the foregoing, except with respect to the Biosil Agreements being signed and delivered concurrently herewith, no representation or warranty is made by Hutchison with respect to any agreements between Hutchison and Biosil.

2.2.2        No Conflicts.  To the knowledge of Hutchison without additional inquiry, and except as contemplated in the Biosil Agreements, the execution, delivery and performance of each of the Transaction Documents by Hutchison and the consummation by Hutchison of the transactions contemplated hereby and thereby will not:

(a)           conflict with, or result in a default (or an event that would constitute a default but for any requirement of notice or lapse of time or both) under, any document, agreement or other instrument to which Hutchison is a party or by which Hutchison is bound, or result in the creation or imposition of any lien, charge or encumbrance on any of Hutchison’s properties pursuant to (i) any law or regulation to which Hutchison or any of its property is subject, or (ii) any judgment, order or decree to which Hutchison is bound or any of its property is subject;

(b)           result in termination or any impairment of any permit, license, franchise, contractual right or other authorization of Hutchison; or

(c)           violate any law, order, judgment, rule, regulation, decree or ordinance to which Hutchison is subject or by which Hutchison is bound.

Notwithstanding the foregoing, it is expressly agreed that should it be determined that the undertakings contemplated give rise to an event of default under the Biosil Agreements, which is denied by both parties hereto, such shall not be deemed to be a breach of any representation or warranty by Hutchison.

2.2.3        Restricted Securities.  Hutchison understands and acknowledges that:

(a)           the sale of the Common Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and the Common Shares must be held indefinitely unless the Common Shares are subsequently registered under the Securities Act or an exemption from such registration is available, MediCor being under the obligation set forth in Section 1.1 above to register the Common Shares; Hutchison is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering, subject to the satisfaction of certain conditions;

(b)           subject to registration as provided herein, the certificates representing the Common Shares will be stamped with the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SAID REGISTRATION IS NOT REQUIRED.

(c)           MediCor will make a notation in its records and with any transfer agent for its common stock of the aforementioned restrictions on transfer and legends.

2.2.4        Accredited Investor Status; Sophisticated Purchaser.  Hutchison is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.  Hutchison has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Common Shares.

2.2.5        Information.  Hutchison has reviewed all of such information relating to the business, finances and operations of MediCor as has been requested by Hutchison.

2.2.6        Investment Representation.  Hutchison is acquiring the Common Shares for its own account and not with a view to distribution in violation of any securities laws.  Hutchison has been advised and understands that the Common Shares have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and the Common Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available.

2.2.7        Reliance by MediCor.  Hutchison has been advised and understands that the Common Shares are being or will be offered and issued in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that Hutchison is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Hutchison set forth in this Section 2.2 in order to determine the applicability of such exemptions and the suitability of Hutchison to acquire the Common Shares.

3.             CONDITIONS TO THE OBLIGATIONS OF COMPANY AND MEDICOR.  The obligations hereunder of Company and of MediCor, including issuance of the Note and issuance of the Common Shares, are subject to Hutchison’s signing and delivery of the Biosil Agreements and the following conditions. These conditions are for Company’s and MediCor’s sole benefit and may be waived by Company and MediCor at any time in their sole discretion.

3.1           Accuracy of Hutchison’s Representations and Warranties.  The representations and warranties of Hutchison will be true and correct in all material respects.

3.2           Performance.  Hutchison shall have performed all agreements and satisfied all conditions required to be performed or satisfied by it, including the delivery of any necessary bills of sale, assignments or other conveyance documents.

3.3           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

4.             CONDITIONS TO THE OBLIGATIONS OF HUTCHISON.  The obligation hereunder of Hutchison to purchase the Common Shares is subject to satisfaction, of each of the applicable conditions set forth below.  These conditions are for the sole benefit of Hutchison and may be waived by Hutchison at any time in its sole discretion.

4.1           Accuracy of Representations and Warranties.  The representations and warranties of Company and MediCor will be true and correct in all material respects.

4.2           Performance.  Company and MediCor shall each have performed all agreements and satisfied all conditions required to be performed or satisfied by it, including the issuance and sale of the Common Shares to Hutchison and the delivery of the certificates therefor and the issuance and delivery of the Note to Hutchison.

4.3           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

5.             MISCELLANEOUS

5.1           Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

5.2           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile, signature.

5.3           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.4           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

5.5           Entire Agreement; Amendments; Waivers.  This Agreement supersedes all other prior oral or written agreements between the parties hereto, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the parties, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

5.6           Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i)

courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt.  The addresses and facsimile numbers for such communications shall be as delivered by each party in writing at the closing.  Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number.  Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of all or part of the first page of such transmission or (c) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i) or (ii) above, respectively.

5.7           Successors and Assigns.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any permitted assignee.  No party hereto shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties, provided, however, that any such assignment shall not release the assignor from its obligations hereunder unless such obligations are expressly assumed by the assignee.

5.8           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.9           Survival.  The representations, warranties and agreements of the parties contained in the Agreement shall survive the closing.

5.10         Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.11         No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.12         Remedies.  Each party shall have all rights and remedies set forth in this Agreement and all rights and remedies which such parties have been granted at any time under any other agreement or contract and all of the rights which such parties have under any law.  Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Each party without prejudice may withdraw, revoke or suspend its pursuit of any remedy at any time prior to its complete recovery as a result of such remedy.

5.13         Fees and Expenses.  Each party shall pay its fees and expenses in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement, through their duly authorized offices, as of the date first written above.

INTERNATIONAL INTEGRATED INCORPORATED

By:
Name:
Title:

MEDICOR LTD.

By:
Name:
Title:

HUTCHISON INTERNATIONAL, INC.

By:
Name:
Title: